Exhibit 4.13

EXECUTION VERSION

Supplemental Indenture Joining Successor Company and in Respect of Subsidiary Guarantees

December 1, 2016

NINTH SUPPLEMENTAL INDENTURE, dated as of December 1, 2016 (this “Supplemental Indenture”), among the Subsidiaries listed on Schedule A hereto (the “New Subsidiary Guarantors” and each, a “New Subsidiary Guarantor”), Envision Healthcare Corporation (f/k/a New Amethyst Corp.) (together with its successors and assigns, the “Issuer Company”), each of the existing Subsidiary Guarantors under the Indenture (as defined below) party hereto (each an “Existing Guarantor” and, together with the New Subsidiary Guarantors, the “Subsidiary Guarantors”) and Wilmington Trust, National Association, as Trustee under the Indenture referred to below.

W I T N E S S E T H:

WHEREAS, Envision Healthcare Holdings, Inc. (the “Existing Issuer”), the Existing Guarantors and the Trustee have heretofore become parties to an Indenture, dated as of June 18, 2014 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of Notes in series;

WHEREAS, pursuant to that certain Agreement and Plan of Merger among the Existing Issuer, AmSurg Corp., a Tennessee corporation, and the Issuer Company, the Existing Issuer merged with and into the Issuer Company, with the Issuer Company as the surviving entity continuing its existence as a corporation under the laws of the State of Delaware;

WHEREAS, Section 502 of the Indenture provides that upon any transaction involving the Existing Issuer in accordance with Section 501 in which the Existing Issuer is not the Successor Company (as defined in the Indenture), the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Existing Issuer under the Indenture, and thereafter the Existing Issuer shall be relieved of all obligations and covenants under the Indenture;

WHEREAS, Section 1308 of the Indenture provides that the Issuer Company is required to cause the New Subsidiary Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Subsidiary Guarantors shall guarantee the Issuer Company’s Subsidiary Guaranteed Obligations under the Notes pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein and in Article XIII of the Indenture;

WHEREAS, each New Subsidiary Guarantor desires to enter into such supplemental indenture for good and valuable consideration, including substantial economic benefit in that the financial performance and condition of such New Subsidiary Guarantor is dependent on the financial performance and condition of the Issuer Company, the obligations hereunder of which such New Subsidiary Guarantor has guaranteed, and on such New Subsidiary Guarantor’s access to working capital through the Issuer Company’s access to revolving credit borrowings under the Senior ABL Facility; and

WHEREAS, pursuant to Section 901 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Subsidiary Guarantors, the Issuer Company and the Trustee mutually covenant and agree for the benefit of the Holders of the Notes as follows:

1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Assumption of Obligations. The Issuer Company hereby expressly assumes all of the obligations of the Existing Issuer under the Notes and the Indenture and agrees to pay, perform and discharge when due each and every debt, obligation covenant and agreement incurred, made or to be paid, performed or discharged by the Existing Issuer under the Indenture and the Notes. The Issuer Company hereby agrees to be bound by all the terms, provisions and conditions of the Indenture and the Notes and agrees that it shall be the Successor Company and shall succeed to, and be substituted for, and may exercise every right and power of, the Existing Issuer under the Indenture and the Notes.

3. Agreement to Guarantee. Each Subsidiary Guarantor hereby agrees, jointly and severally with the other Subsidiary Guarantors and fully and unconditionally, to guarantee the Subsidiary Guaranteed Obligations under the Indenture and the Notes on the terms and subject to the conditions set forth in Article XIII of the Indenture and to be bound by (and shall be entitled to the benefits of) all other applicable provisions of the Indenture as a Subsidiary Guarantor.

4. Termination, Release and Discharge. Each Subsidiary Guarantor’s Subsidiary Guarantee shall terminate and be of no further force or effect, and each Subsidiary Guarantor shall be released and discharged from all obligations in respect of such Subsidiary Guarantee, as and when provided in Section 1303 of the Indenture.

5. Parties. Nothing in this Supplemental Indenture is intended or shall be construed to give any Person, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of each Subsidiary Guarantor’s Subsidiary Guarantee or any provision contained herein or in Article XIII of the Indenture.

6. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TRUSTEE, THE ISSUER COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND (BY THEIR ACCEPTANCE OF THE NOTES) THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF ANY UNITED

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STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

7. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby. The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or as to the accuracy of the recitals to this Supplemental Indenture.

8. Counterparts. The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

9. Headings. The section headings herein are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

ISSUER COMPANY:

ENVISION HEALTHCARE CORPORATION

By:	/s/ Claire M. Gulmi
	Name:	Claire M. Gulmi
	Title:	Chief Financial Officer

[Signature Page to Supplemental Indenture]

GUARANTORS:

AMSURG ABILENE, INC.
AMSURG ABILENE EYE, INC.
AMSURG ALTAMONTE SPRINGS FL, INC.
AMSURG ANESTHESIA MANAGEMENT SERVICES, LLC
AMSURG ARCADIA CA, INC.
AMSURG BURBANK, INC.
AMSURG COLTON CA, INC.
AMSURG CRYSTAL RIVER, INC.
AMSURG EC BEAUMONT, INC.
AMSURG EC SANTA FE, INC.
AMSURG EC ST. THOMAS, INC.
AMSURG EC TOPEKA, INC.
AMSURG EC WASHINGTON, INC.
AMSURG EL PASO, INC.
AMSURG ESCONDIDO CA, INC.
AMSURG FINANCE, INC.
AMSURG FRESNO ENDOSCOPY, INC.
AMSURG GLENDORA CA, INC.
AMSURG HILLMONT, INC.
AMSURG HOLDINGS, INC.
AMSURG INGLEWOOD, INC.
AMSURG KEC, INC.
AMSURG KISSIMMEE FL, INC.
AMSURG LA JOLLA, INC.
AMSURG LANCASTER PA, LLC
AMSURG MAIN LINE PA, LLC
AMSURG MARYVILLE, INC.
AMSURG MELBOURNE, INC.
AMSURG NORTHWEST FLORIDA, INC.
AMSURG OAKLAND CA, INC.
AMSURG OCALA, INC.
AMSURG PALMETTO, INC.
AMSURG POTTSVILLE PA, LLC
AMSURG SAN ANTONIO TX, INC.
AMSURG SAN LUIS OBISPO CA, INC.
AMSURG SUNCOAST, INC.
AMSURG TEMECULA CA, INC.
AMSURG TEMECULA II INC.
AMSURG TORRANCE, INC.
AMSURG SCRANTON PA, INC.

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Vice President, Secretary and Treasurer

[Signature Page to Supplemental Indenture]

GUARANTORS (cont’d):

ASDH I, LLC
AUSTIN NSC, LLC
CORAL SPRINGS NSC, LLC
DAVIS NSC, LLC
FULLERTON NSC, LLC
KENWOOD NSC, LLC
LONG BEACH NSC, LLC
NSC RBO EAST, LLC
NSC WEST PALM, LLC
SAN ANTONIO NSC, LLC
SHI II, LLC
TAMPA BAY NSC, LLC
TORRANCE NSC, LLC
TOWSON NSC, LLC
TWIN FALLS NSC, LLC
WESTON NSC, LLC

By:	/s/ Claire M. Gulmi
	Name:	Claire M. Gulmi
	Title:	Vice President, Secretary and Treasurer

AUSTIN NSC, LP

By: Austin NSC, LLC, its general partner

	By:	/s/ Claire M. Gulmi
	Name:	Claire M. Gulmi
	Title:	Vice President, Secretary and Treasurer

WILTON NSC, LLC

By: AmSurg Holdings, Inc. as the managing member

	By:	/s/ Claire M. Gulmi
	Name:	Claire M. Gulmi
	Title:	Vice President, Secretary and Treasurer

[Signature Page to Supplemental Indenture]

GUARANTORS (cont’d):

ALL WOMEN’S HEALTHCARE HOLDINGS, INC.
ALL WOMEN’S HEALTHCARE, INC.
ALL WOMEN’S HEALTHCARE OF DADE, INC.
ALL WOMEN’S HEALTHCARE OF SAWGRASS, INC.
ALL WOMEN’S HEALTHCARE OF WEST BROWARD, INC.
ALL WOMEN’S HEALTHCARE SERVICES, INC.
DISCOVERY CLINICAL RESEARCH, INC.
FM HEALTHCARE SERVICES, INC.
FMO HEALTHCARE HOLDINGS, INC.
FO INVESTMENTS, INC.
FO INVESTMENTS II, INC.
FO INVESTMENTS III, INC.
GLOBAL SURGICAL PARTNERS, INC.
SHERIDAN RADIOLOGY MANAGEMENT SERVICES, INC.
SHERIDAN RADIOLOGY SERVICES, INC.

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Vice President and Treasurer

[Signature Page to Supplemental Indenture]

GUARANTORS (cont’d):

ANESTHESIOLOGISTS OF GREATER ORLANDO, INC.
ANESTHESIOLOGY ASSOCIATES OF TALLAHASSEE, INC.
BETHESDA ANESTHESIA ASSOCIATES, INC.
BOCA ANESTHESIA SERVICE, INC.
DRS. ELLIS, ROJAS, ROSS & DEBS, INC.
FLAMINGO ANESTHESIA ASSOCIATES, INC.
GREATER FLORIDA ANESTHESIOLOGISTS, LLC
GYNECOLOGIC ONCOLOGY ASSOCIATES, INC.
JACKSONVILLE BEACHES ANESTHESIA ASSOCIATES, INC.
JUPITER ANESTHESIA ASSOCIATES, L.L.C.
JUPITER HEALTHCARE, LLC
NEW GENERATIONS BABEE BAG, INC.
NORTH FLORIDA PERINATAL ASSOCIATES, INC.
PARITY HEALTHCARE, INC.
SHERIDAN ANESTHESIA SERVICES OF ALABAMA, INC.
SHERIDAN ANESTHESIA SERVICES OF LOUISIANA, INC.
SHERIDAN ANESTHESIA SERVICES OF VIRGINIA, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF ARIZONA, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF LOUISIANA, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF NEW MEXICO, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF VIRGINIA, INC.
SHERIDAN CLINICAL RESEARCH, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF MISSOURI, INC.

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Chief Executive Officer

[Signature Page to Supplemental Indenture]

GUARANTORS (cont’d):

BAY AREA ANESTHESIA, L.L.C.
COASTAL ANESTHESIA STAFFING, LLC
COASTAL ANESTHESIOLOGY CONSULTANTS, LLC
MEDICAL INFORMATION MANAGEMENT SOLUTIONS, LLC
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF OHIO, INC.
SHERIDAN CHILDREN’S HEALTHCARE SERVICES OF KENTUCKY, INC.
SHERIDAN CHILDREN’S SERVICES OF ALABAMA, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF NORTH MISSOURI, INC.
SHERIDAN EMERGENCY PHYSICIAN SERVICES OF SOUTH FLORIDA, INC.
SHERIDAN HEALTHCARE, INC.
SHERIDAN HEALTHCARE OF LOUISIANA, INC.
SHERIDAN HEALTHCARE OF MISSOURI, INC.
SHERIDAN HEALTHCARE OF VERMONT, INC.
SHERIDAN HEALTHCARE OF VIRGINIA, INC.
SHERIDAN HEALTHCARE OF WEST VIRGINIA, INC.
SHERIDAN HEALTHCORP, INC.
SHERIDAN HEALTHCORP OF CALIFORNIA, INC.
SHERIDAN HEALTHY HEARING SERVICES, INC.
SHERIDAN HOLDINGS, INC.
SHERIDAN ROP SERVICES OF VIRGINIA, INC.
SHERIDAN INVESTCO, LLC
SOUTHEAST PERINATAL ASSOCIATES, INC. SUNBEAM ASSET, LLC
SUNBEAM INTERMEDIATE HOLDINGS, INC.
SUNBEAM PRIMARY HOLDINGS, INC.
TENNESSEE VALLEY NEONATOLOGY, INC.
TIVA HEALTHCARE, INC.

By:	/s/ Claire M. Gulmi
Name:	Claire M. Gulmi
Title:	Chief Executive Officer

[Signature Page to Supplemental Indenture]

GUARANTORS (cont’d):

CHANDLER EMERGENCY MEDICAL GROUP, L.L.C. D/B/A PREMIER EMERGENCY MEDICAL SPECIALISTS

By:	/s/ Claire M. Gulmi
	Name:	Claire M. Gulmi
	Title:	Manager

PARTNERS IN MEDICAL BILLING, INC.

By:	/s/ Jillian Marcus
	Name:	Jillian Marcus
	Title:	President

SHERIDAN ROP SERVICES OF FLORIDA, INC.
SENTINEL HEALTHCARE SERVICES, LLC

By:	/s/ Jillian Marcus
	Name:	Jillian Marcus
	Title:	Vice President

ALLEGIANTMD, INC.
ARIZONA PERINATAL CARE CENTERS, LLC BROAD MIDWEST ANESTHESIA, LLC
DOCTORS BILLING SERVICE, INC.
MEDI-BILL OF NORTH FLORIDA, INC.
NORTH FLORIDA ANESTHESIA CONSULTANTS, INC. SHERIDAN CADR SOLUTIONS, INC. SHERIDAN HOSPITALIST SERVICES OF FLORIDA, INC. SHERIDAN LEADERSHIP ACADEMY, INC. SHERIDAN SCIENTIFIC INTELLIGENCE, INC.
ST. LUCIE ANESTHESIA ASSOCIATES, LLC VALLEY CLINICAL RESEARCH, INC.

By:	/s/ Jillian Marcus
	Name:	Jillian Marcus
	Title:	Vice President and Secretary

[Signature Page to Supplemental Indenture]

GUARANTORS (cont’d):

PHYSICIAN OFFICE PARTNERS, INC.

By:	/s/ Robert Davey
	Name:	Robert Davey
	Title:	President

NAC PROPERTIES, LLC
VALLEY ANESTHESIOLOGY CONSULTANTS, INC.

By:	/s/ Robert Davey
	Name:	Robert Davey
	Title:	President

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS

CLINICAL PARTNERS MANAGEMENT COMPANY, LLC
NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.

By:	/s/ William A. Sanger
	Name:	William A. Sanger
	Title:	Manager

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

A1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ACCENT HOME HEALTH CARE INC.
ADAM TRANSPORTATION SERVICE, INC.
AFFILION, INC.
AIR AMBULANCE SPECIALISTS, INC.
AMBULANCE ACQUISITION, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC.
AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST
AMERICAN MEDICAL RESPONSE, INC.
AMR BAY STATE, LLC
AMR HOLDCO, INC.
AMR OF CENTRAL TEXAS I, LLC
AMR OF CENTRAL TEXAS II, LLC
APH LABORATORY SERVICES, INC.
ARIZONA EMS HOLDINGS, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BEACON TRANSPORTATION, INC.
BESTPRACTICES, INC.
BLYTHE AMBULANCE SERVICE
BOWERS COMPANIES, INC.
BROWARD AMBULANCE, INC.
COMMUNITY AUTO AND FLEET SERVICES L.L.C.
COMMUNITY EMS, INC.
COMTRANS AMBULANCE SERVICE, INC.
COMTRANS, INC.
CORNING AMBULANCE SERVICE INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
DONLOCK, LTD.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

E.M.S. VENTURES, INC.
EASTERN AMBULANCE SERVICE, INC.
EASTERN PARAMEDICS, INC.
EHR MANAGEMENT CO.
EMCARE ANESTHESIA PROVIDERS, INC.
EMCARE HOLDCO, INC.
EMCARE HOLDINGS INC.
EMCARE OF CALIFORNIA, INC.
EMCARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMCARE, INC.
EMERGENCY MEDICAL SERVICES LP CORPORATION
EMERGENCY MEDICAL TRANSPORT, INC.
EMERGENCY MEDICAL TRANSPORTATION, INC.
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
EMS VENTURES OF SOUTH CAROLINA, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
FOUNTAIN AMBULANCE SERVICE, INC.
GILA HOLDCO LLC
GOLD COAST AMBULANCE SERVICE
GOLD CROSS AMBULANCE SERVICE OF PA., INC.
GOLD CROSS AMBULANCE SERVICES, INC.
GRACE BEHAVIORAL HEALTH, L.L.C.
GREATER PINELLAS TRANSPORTATION MANAGEMENT SERVICES, INC.
GUARDIAN HEALTH CARE, INC.
GUARDIAN HEALTHCARE GROUP, INC.
GUARDIAN HEALTHCARE HOLDINGS, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

HANK’S ACQUISITION CORP.
HEALTH PRIORITY HOME CARE, INC.
HEALTHCARE ADMINISTRATIVE SERVICES, INC.
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HOLIDAY ACQUISITION COMPANY, INC.
INTERNATIONAL LIFE SUPPORT, INC.
JLM HEALTHCARE, INC.
KMAC, INC.
KUTZ AMBULANCE SERVICE, INC.
LASALLE AMBULANCE INC.
LIFE LINE AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
MAINSTAY SOLUTIONS, LLC
MARLBORO HUDSON AMBULANCE & WHEELCHAIR SERVICE, INC.
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDICAL EMERGENCY DEVICES AND SERVICES (MEDS), INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICS AMBULANCE SERVICE (DADE), INC.
MEDICS AMBULANCE SERVICE, INC.
MEDICS AMBULANCE, INC.
MEDICS EMERGENCY SERVICES OF PALM BEACH COUNTY, INC.
MEDICS SUBSCRIPTION SERVICES, INC.
MEDICS TRANSPORT SERVICES, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MEDSTAT EMS, INC.
MERCURY AMBULANCE SERVICE, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

MERCY AMBULANCE OF EVANSVILLE, INC.
MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
METRO CARE CORP.
METROPOLITAN AMBULANCE SERVICE
MIDWEST AMBULANCE MANAGEMENT COMPANY
MOBILE MEDIC AMBULANCE SERVICE, INC.
NATIONAL AMBULANCE & OXYGEN SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
NORTH MISS. AMBULANCE SERVICE, INC.
OHERBST, INC.
PACIFIC AMBULANCE, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROFESSIONAL MEDICAL TRANSPORT, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
PUCKETT AMBULANCE SERVICE, INC.
R/M ARIZONA HOLDINGS, INC.
R/M MANAGEMENT CO., INC.
R/M OF TENNESSEE G.P., INC.
R/M OF TENNESSEE L.P., INC.
RADIOLOGY STAFFING SOLUTIONS, INC.
RADSTAFFING MANAGEMENT SOLUTIONS, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
RIVER MEDICAL INCORPORATED

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

RURAL/METRO (DELAWARE), INC.
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION OF FLORIDA
RURAL/METRO CORPORATION OF TENNESSEE
RURAL/METRO FIRE DEPT., INC.
RURAL/METRO OF BREWERTON, INC.
RURAL/METRO OF CALIFORNIA, INC.
RURAL/METRO OF CENTRAL ALABAMA, INC.
RURAL/METRO OF CENTRAL COLORADO, INC.
RURAL/METRO OF CENTRAL OHIO, INC.
RURAL/METRO OF GREATER SEATTLE, INC.
RURAL/METRO OF NEW YORK, INC.
RURAL/METRO OF NORTHERN CALIFORNIA, INC.
RURAL/METRO OF NORTHERN OHIO, INC.
RURAL/METRO OF OHIO, INC.
RURAL/METRO OF OREGON, INC.
RURAL/METRO OF ROCHESTER, INC.
RURAL/METRO OF SAN DIEGO, INC.
RURAL/METRO OF SOUTHERN CALIFORNIA, INC.
RURAL/METRO OF SOUTHERN OHIO, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

S. FISHER & S. THOMAS INC.
SEMINOLE COUNTY AMBULANCE, INC.
SIOUX FALLS AMBULANCE, INC.
SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC.
SOUTHWEST AMBULANCE OF CASA GRANDE, INC.
SOUTHWEST AMBULANCE OF NEW MEXICO, INC.
SOUTHWEST AMBULANCE OF SOUTHEASTERN ARIZONA, INC.
SOUTHWEST AMBULANCE OF TUCSON, INC.
SOUTHWEST GENERAL SERVICES, INC.
SPRINGS AMBULANCE SERVICE, INC.
SSAG, LLC
STAT HEALTHCARE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
SW GENERAL, INC.
T.M.S. MANAGEMENT GROUP INC.
TEK AMBULANCE, INC.
THE AID AMBULANCE COMPANY, INC.
THE AID COMPANY, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TKG, INC.
TOWNS AMBULANCE SERVICE, INC.
TRANSPORTATION MANAGEMENT SERVICES OF BREVARD, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.
VALLEY FIRE SERVICE, INC.
VELITA SMITH HOME HEALTH, INC.
V.I.P. PROFESSIONAL SERVICES, INC.
VISTA STAFFING SOLUTIONS, INC.
VITAL ENTERPRISES, INC.
W&W LEASING COMPANY, INC.
WP ROCKET HOLDINGS INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

ACCESS 2 CARE, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Access 2 Care, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ACUTE MANAGEMENT, LLC

By: HAWKEYE HOLDCO LLC, as Sole Member of Acute Management, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AGAPE HEALTH CARE AGENCY, LLC.
CARE CONNECTION OF CINCINNATI LLC
GEM CITY HOME CARE, LLC
GUARDIAN OHIO NEWCO, LLC

By: GUARDIAN HEALTHCARE HOLDINGS, INC., as Sole Member of Agape Health Care Agency, LLC, Care Connection of Cincinnati LLC, Gem City Home Care, LLC and Guardian Ohio NewCo, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

ALPHA PHYSICIAN RESOURCES, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE HPPP, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of American Medical Response HPPP, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE OF MARICOPA, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE OF PIMA, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

AMR BROCKTON, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

APEX ACQUISITION LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

BRAVO REIMBURSEMENT SPECIALIST, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

CMORX, LLC

By: EMCARE, INC., as Sole Member of CMORx, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ED SOLUTIONS, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

EDIMS, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMS MANAGEMENT LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMS OFFSHORE MEDICAL SERVICES, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMSC SERVICESCO, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EVERRAD, LLC

By: TEMPLETON READINGS, LLC, as Sole Member of EverRad, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

EVOLUTION HEALTH LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EVOLUTION MOBILE IMAGING, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

HAWKEYE HOLDCO LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MEDASSOCIATES, LLC

By: EMCARE, INC., as Sole Member of MedAssociates, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MISSION CARE OF ILLINOIS, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Illinois, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

MISSION CARE OF MISSOURI, LLC

By: MISSION CARE SERVICES, LLC, as Manager of Mission Care of Missouri, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MISSION CARE SERVICES, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MSO NEWCO, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

PHOENIX PHYSICIANS, LLC
STREAMLINED MEDICAL SOLUTIONS LLC

By: EMCARE, INC., as Sole Member of Phoenix Physicians, LLC and Streamlined Medical Solutions LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PROVEN HEALHCARE SOLUTIONS OF NEW JERSEY, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PROVIDACARE, L.L.C.

By: AMERICAN MEDICAL PATHWAYS, INC., as Sole Member of ProvidaCare, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

QRX MEDICAL MANAGEMENT, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Senior Vice President and Secretary

RMC CORPORATE CENTER, L.L.C.

By: RURAL/METRO CORPORATION, as Member of RMC Corporate Center, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

RURAL/METRO MID-SOUTH, L.P.

By: R/M OF TENNESSEE G.P., INC., as General Partner of Rural/Metro Mid-South, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

RURAL/METRO OF INDIANA, L.P.

By: THE AID AMBULANCE COMPANY, INC., as General Partner of Rural/Metro of Indiana, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

RURAL/METRO OF TENNESSEE, L.P.

By: R/M OF TENNESSEE G.P., INC., as General Partner of Rural/Metro of Tennessee, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

RURAL/METRO OPERATING COMPANY, LLC

By: RURAL/METRO CORPORATION, as Sole Member of Rural/Metro Operating Company, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SAN DIEGO MEDICAL SERVICES ENTERPRISE, LLC

By: RURAL/METRO OF SOUTHERN CALIFORNIA, INC., as Member of San Diego Medical Services Enterprise, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

By: RURAL/METRO OF SAN DIEGO, INC., as Member of San Diego Medical Services Enterprise, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

REGIONAL EMERGENCY SERVICES, L.P.

By: FLORIDA EMERGENCY PARTNERS, INC., as General Partner of Regional Emergency Services, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

ROSE RADIOLOGY, LLC

By: SPOTLIGHT HOLDCO LLC, as Sole Member of Rose Radiology, LLC

By: EMCARE, INC., as Sole Member of EmCare, Inc.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SEAWALL ACQUISITION, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SPOTLIGHT HOLDCO LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

SUN DEVIL ACQUISITION LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

TEMPLETON READINGS, LLC

By: EMCARE, INC., as Sole Member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

WHITAKER PHYSICIANS SERVICES, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Supplemental Indenture]

EXISTING GUARANTORS (cont’d):

AMERICAN MEDICAL RESPONSE OF NEW YORK, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of American Medical Response of New York, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

METROCARE SERVICES – ABILENE, L.P.

By: AMR OF CENTRAL TEXAS II, LLC, as General Partner of MetroCare Services – Abilene, L.P.

By: AMERICAN MEDICAL RESPONSE, INC., as Sole Member of AMR of Central Texas II, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PATIENT ADVOCACY GROUP, LLC

By: AMR HOLDCO, INC., as Sole Member of Patient Advocacy Group, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Joseph P. O’Donnell
Authorized Officer

[Signature Page to Supplemental Indenture]

SCHEDULE A

	New Subsidiary Guarantors	Jurisdiction of Organization
1.	All Women’s Healthcare Holdings, Inc.	Delaware
2.	All Women’s Healthcare of Dade, Inc.	Florida
3.	All Women’s Healthcare of Sawgrass, Inc.	Florida
4.	All Women’s Healthcare of West Broward, Inc.	Florida
5.	All Women’s Healthcare Services, Inc.	Florida
6.	All Women’s Healthcare, Inc.	Florida
7.	AllegiantMD, Inc.	Florida
8.	AmSurg Abilene Eye, Inc.	Tennessee
9.	AmSurg Abilene, Inc.	Tennessee
10.	AmSurg Altamonte Springs FL, Inc.	Tennessee
11.	AmSurg Anesthesia Management Services, LLC	Tennessee
12.	AmSurg Arcadia CA, Inc.	Tennessee
13.	AmSurg Burbank, Inc.	Tennessee
14.	AmSurg Colton CA, Inc.	Tennessee
15.	AmSurg Crystal River, Inc.	Tennessee
16.	AmSurg EC Beaumont, Inc.	Tennessee
17.	AmSurg EC Santa Fe, Inc.	Tennessee
18.	AmSurg EC St. Thomas, Inc.	Tennessee
19.	AmSurg EC Topeka, Inc.	Tennessee
20.	AmSurg EC Washington, Inc.	Tennessee
21.	AmSurg El Paso, Inc.	Tennessee
22.	AmSurg Escondido CA, Inc.	Tennessee
23.	AmSurg Finance, Inc.	Tennessee
24.	AmSurg Fresno Endoscopy, Inc.	Tennessee
25.	AmSurg Glendora CA, Inc.	Tennessee
26.	AmSurg Hillmont, Inc.	Tennessee
27.	AmSurg Holdings, Inc.	Delaware
28.	AmSurg Inglewood, Inc.	Tennessee
29.	AmSurg KEC, Inc.	Tennessee
30.	AmSurg Kissimmee FL, Inc.	Tennessee
31.	AmSurg La Jolla, Inc.	Tennessee
32.	AmSurg Lancaster PA, LLC	Tennessee
33.	AmSurg Main Line PA, LLC	Tennessee
34.	AmSurg Maryville, Inc.	Tennessee
35.	AmSurg Melbourne, Inc.	Tennessee
36.	AmSurg Northwest Florida, Inc.	Tennessee
37.	AmSurg Oakland CA, Inc.	Tennessee
38.	AmSurg Ocala, Inc.	Tennessee
39.	AmSurg Palmetto, Inc.	Tennessee
40.	AmSurg Pottsville PA, LLC	Tennessee
41.	AmSurg San Antonio TX, Inc.	Tennessee

42.	AmSurg San Luis Obispo CA, Inc.	Tennessee
43.	AmSurg Scranton PA, Inc.	Tennessee
44.	AmSurg Suncoast, Inc.	Tennessee
45.	AmSurg Temecula CA, Inc.	Tennessee
46.	AmSurg Temecula II Inc.	Tennessee
47.	AmSurg Torrance, Inc.	Tennessee
48.	Anesthesiologists of Greater Orlando, Inc.	Florida
49.	Anesthesiology Associates of Tallahassee, Inc.	Florida
50.	Arizona Perinatal Care Centers, LLC	Arizona
51.	ASDH I, LLC	Tennessee
52.	Austin NSC, LLC	Tennessee
53.	Austin NSC, LP	Texas
54.	Bay Area Anesthesia, L.L.C.	Florida
55.	Bethesda Anesthesia Associates, Inc.	Florida
56.	Boca Anesthesia Service, Inc.	Florida
57.	Broad Midwest Anesthesia, LLC	Missouri
58.	Chandler Emergency Medical Group, L.L.C. d/b/a Premier Emergency Medical Specialists	Arizona
59.	Coastal Anesthesia Staffing, LLC	Florida
60.	Coastal Anesthesiology Consultants, LLC	Florida
61.	Coral Springs NSC, LLC	Tennessee
62.	Davis NSC, LLC	Tennessee
63.	Discovery Clinical Research, Inc.	Florida
64.	Doctors Billing Service, Inc.	California
65.	Drs. Ellis, Rojas, Ross & Debs, Inc.	Florida
66.	Flamingo Anesthesia Associates, Inc.	Florida
67.	FM Healthcare Services, Inc.	Florida
68.	FMO Healthcare Holdings, Inc.	Delaware
69.	FO Investments II, Inc.	Florida
70.	FO Investments III, Inc.	Florida
71.	FO Investments, Inc.	Florida
72.	Fullerton NSC, LLC	Tennessee
73.	Global Surgical Partners, Inc.	Florida
74.	Greater Florida Anesthesiologists, LLC	Florida
75.	Gynecologic Oncology Associates, Inc.	Florida
76.	Jacksonville Beaches Anesthesia Associates, Inc.	Florida
77.	Jupiter Anesthesia Associates, L.L.C.	Florida
78.	Jupiter Healthcare, LLC	Florida
79.	Kenwood NSC, LLC	Tennessee
80.	Long Beach NSC, LLC	Tennessee
81.	Medi-Bill of North Florida, Inc.	Florida
82.	Medical Information Management Solutions, LLC	Arizona
83.	NAC Properties, LLC	Georgia
84.	New Generations Babee Bag, Inc.	Florida
85.	North Florida Anesthesia Consultants, Inc.	Florida

86.	North Florida Perinatal Associates, Inc.	Florida
87.	NSC RBO East, LLC	Tennessee
88.	NSC West Palm, LLC	Tennessee
89.	Parity Healthcare, Inc.	Florida
90.	Partners in Medical Billing, Inc.	Florida
91.	Physician Office Partners, Inc.	Kansas
92.	San Antonio NSC, LLC	Tennessee
93.	Sentinel Healthcare Services, LLC	Georgia
94.	Sheridan Anesthesia Services of Alabama, Inc.	Florida
95.	Sheridan Anesthesia Services of Louisiana, Inc.	Florida
96.	Sheridan Anesthesia Services of Virginia, Inc.	Florida
97.	Sheridan CADR Solutions, Inc.	Florida
98.	Sheridan Children’s Healthcare Services of Virginia, Inc.	Florida
99.	Sheridan Children’s Healthcare Services of Arizona, Inc.	Florida
100.	Sheridan Children’s Healthcare Services of Kentucky, Inc.	Florida
101.	Sheridan Children’s Healthcare Services of Louisiana, Inc.	Florida
102.	Sheridan Children’s Healthcare Services of New Mexico, Inc.	Florida
103.	Sheridan Children’s Healthcare Services of Ohio, Inc.	Florida
104.	Sheridan Children’s Healthcare Services, Inc.	Florida
105.	Sheridan Children’s Services of Alabama, Inc.	Florida
106.	Sheridan Clinical Research, Inc.	Florida
107.	Sheridan Emergency Physician Services of Missouri, Inc.	Florida
108.	Sheridan Emergency Physician Services of North Missouri, Inc.	Florida
109.	Sheridan Emergency Physician Services of South Florida, Inc.	Florida
110.	Sheridan Emergency Physician Services, Inc.	Florida
111.	Sheridan Healthcare of Louisiana, Inc.	Florida
112.	Sheridan Healthcare of Missouri, Inc.	Florida
113.	Sheridan Healthcare of Vermont, Inc.	Florida
114.	Sheridan Healthcare of Virginia, Inc.	Florida
115.	Sheridan Healthcare of West Virginia, Inc.	West Virginia
116.	Sheridan Healthcare, Inc.	Delaware
117.	Sheridan Healthcorp of California, Inc.	California
118.	Sheridan Healthcorp, Inc.	Florida
119.	Sheridan Healthy Hearing Services, Inc.	Florida
120.	Sheridan Holdings, Inc.	Delaware
121.	Sheridan Hospitalist Services of Florida, Inc.	Florida
122.	Sheridan InvestCo, LLC	Delaware
123.	Sheridan Leadership Academy, Inc.	Florida
124.	Sheridan Radiology Management Services, Inc.	Delaware
125.	Sheridan Radiology Services, Inc.	Delaware
126.	Sheridan ROP Services of Florida, Inc.	Florida
127.	Sheridan ROP Services of Virginia, Inc.	Florida
128.	Sheridan Scientific Intelligence, Inc.	Florida
129.	SHI II, LLC	Tennessee
130.	Southeast Perinatal Associates, Inc.	Florida

131.	St. Lucie Anesthesia Associates, LLC	Florida
132.	Sunbeam Asset LLC	Delaware
133.	Tampa Bay NSC, LLC	Tennessee
134.	Tennessee Valley Neonatology, Inc.	Florida
135.	Tiva Healthcare, Inc.	Florida
136.	Torrance NSC, LLC	Tennessee
137.	Towson NSC, LLC	Tennessee
138.	Twin Falls NSC, LLC	Tennessee
139.	Valley Anesthesiology Consultants, Inc.	Arizona
140.	Valley Clinical Research, Inc.	Florida
141.	Weston NSC, LLC	Tennessee
142.	Wilton NSC, LLC	Connecticut